Consent of Independent Auditors




      The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

      We consent to the incorporation by reference into this Registration Statement (File No. 333-56297) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.




                                               /s/ KPMG Peat Marwick LLP


      Hartford, Connecticut
      February 16, 1999